Exhibit 99.1

Dear Shareholders,

We are thrilled to share with you a video Kitco put together during McEwen Mining’s El Gallo Analyst Tour.

Please view the video here: http://www.youtube.com/watch?v=W7B_adg5eWY&feature=youtu.be&t=2m1s

Have a terrific day!

For further information contact:

Jenya Meshcheryakova Investor Relations Tel: (647) 258-0395 ext 410 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 181 Bay Street Suite 4750 Toronto, ON M5J 2T3 PO box 792 E-mail: info@mcewenmining.com

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